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                                                                 EXHIBIT 10.11.3



                               AMENDMENT NO. 4 TO
                         POOLING AND SERVICING AGREEMENT

         This AMENDMENT NO. 4, dated as of March 30, 2001, to POOLING AND SERVICING AGREEMENT, dated as of February 12, 1997, as amended by Amendment No. 1, dated as of May 30, 1997, Amendment No. 2, dated as of October 29, 1997, and Amendment No. 3, dated as of January 13, 1998 (the Pooling and Servicing Agreement, as amended by Amendments No. 1, No. 2 and No. 3, is herein referred to as the "Agreement"), among PIER 1 FUNDING, LLC, a Delaware limited liability company and successor to Pier 1 Funding, Inc., a Delaware corporation, as Transferor (the "Transferor"), PIER 1 IMPORTS, INC., a Delaware corporation, as Servicer (the "Servicer"), and THE CHASE MANHATTAN BANK, a New York banking Association and successor to Texas Commerce Bank National Association, as Trustee (the "Trustee").

         WHEREAS, the Transferor, the Servicer and the Trustee have entered into the Agreement and wish to further amend the Agreement;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms.

         "Effective Date" means the earlier of March 31, 2001, or the first date on which each of the parties hereto shall have executed and delivered to the others one or more counterparts of this Amendment.

         Unless otherwise defined herein, the terms used herein shall have the meanings assigned to such terms in, or incorporated by reference to the Agreement.

         SECTION 2. Amendments to the Agreement.

         The Agreement is hereby amended, effective on the Effective Date, as follows:

         (a) Section 1.1 of the Agreement shall be amended in the definition of "Cash Equivalents" by:

                  (1) appending to the end of the first phrase of such definition beginning after the word "evidence" the following phrase:

                           , the maturity dates of which shall not be later than the expected distribution dates of the funds:
and

                  (2) amending and restating clause (h) to read as follows:


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                           any other relatively risk-free investments (excluding
                           options) approved in writing by each Rating Agency which would not cause the Trust to become an "investment company" within the meaning of the Investment Company Act.

         (b) Section 2.10 of the Agreement shall be amended by:

                  (1) appending the following proviso to the end of the first sentence thereof prior to subsection (a):

                           ; provided, however, that the reassignment of Removed Accounts may be effected no more frequently than once in any 30-day period:
and

                  (2) deleting subclause (x) from clause (ii) of Section 2.10(e) such that clause (ii) shall read in its entirety as follows:

                           (ii) a random selection procedure was used by the Transferor in selecting the Removed Accounts or Participation Interests;

         (c) Section 9.2(a) of the Agreement shall be amended by deleting the fourth and fifth sentences preceding the end of Section 9.2(a) and inserting in their place the following sentence:

         In the case of an Insolvency Event only, the Transferor or any of its Affiliates shall be permitted to bid for the Receivables and, additionally, shall have the right to match any bid by a third person and be granted the right to purchase the Receivables at such matched bid price.

         (d) Section 12.4 of the Agreement relating to Defeasance shall be deleted in its entirety.

         (e) Section 13.1(a) of the Agreement shall be amended by amending and restating clause (ix) thereof and the following proviso to read as follows:

         (ix) adding any provision to, changing in any manner or eliminating any provision of, this Agreement or any Supplement, or modifying in any manner the rights of Certificateholders of any Series then issued and outstanding; provided, however, in each case that (x) the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that the Transferor reasonably believes that such action shall not adversely affect in any material respect the interests of any Investor Certificateholder and that such amendment shall not significantly change the permitted activities of the Trust or result in the disallowance of sales accounting treatment of the transfer of the Receivables to the Trust under generally accepted accounting principles as provided in then existing accounting literature, (y) except with respect to clauses (i) and (ii), the Rating Agency Condition shall have been




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         satisfied with respect to any such amendment and (z) a Tax Opinion is delivered in connection with any such amendment.

         SECTION 3. Execution in Counterparts.

         This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

         SECTION 4. Consents; Binding Effect.

         The execution and delivery by the Transferor, the Servicer and the Trustee of this Amendment shall constitute the written consent of each of them, as required by Section 13.1 of the Agreement, to this Amendment.

         On the Effective Date, this Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

         SECTION 5. Governing Law.

         This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. Severability of Provisions.

         Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 7. Captions.

         The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 8. Agreement to Remain in Full Force and Effect.

         Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to executed as of the date and year first above written.

                                       PIER 1 IMPORTS (U.S.), INC.,
                                         as Servicer


                                       By
                                          -------------------------------------
                                          J. Rodney Lawrence
                                          Senior Vice President


                                       PIER 1 FUNDING, LLC,
                                         as Transferor


                                       By
                                          -------------------------------------
                                          J. Gregory Coffey
                                          Vice President


                                       THE CHASE MANHATTAN BANK,
                                         as Trustee


                                       By
                                          -------------------------------------
                                          Alan Lai
                                          Vice President


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